EXHIBIT 32.2

CERTIFICATIONS PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Ivanhoe Mines Ltd. on Form 40-F for the fiscal period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Meredith, Chief Financial Officer of the issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 30, 2005

By:	/s/ Peter Meredith
Peter Meredith
Chief Financial Officer